UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

February 10, 2017

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25 Broadway, 9th Floor
New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 10, 2017, Axsome Therapeutics, Inc. (the “Company”) updated its presentation slide deck in preparation for a presentation by Herriot Tabuteau, M.D., Chief Executive Officer of the Company, at the BIO CEO & Investor Conference (the “Conference”) on February 14, 2017. Dr. Tabuteau will be presenting at the Conference to provide an overview of the Company’s business and late-stage clinical product candidates, AXS-05 and AXS-02. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the presentation slide deck to be used in connection with this presentation.

Item 9.01. Financial Statements and Exhibits.

(d)                                      Exhibits.

Exhibit
Number	Description

99.1	Corporate Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axsome Therapeutics, Inc.

Dated: February 10, 2017	By:	/s/ Herriot Tabuteau, M.D.
	Name:	Herriot Tabuteau, M.D.
	Title:	Chief Executive Officer

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